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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report                                June 9, 2010
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                        Omagine, Inc.
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)



   Delaware                0-17264            20-2876380
----------------         -------------      ---------------
(State or other          (Commission        (IRS Employer
jurisdiction of          File Number)       Identification
incorporation)                                  Number)

   350 Fifth Avenue, Suite 1103, New York, N.Y.          10118
  ---------------------------------------------        ----------
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (212)563-4141
                                                    --------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ]  Written communication pursuant to Rule 425 under the
     Securities Act;
[ ]  Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act;
[ ] Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.
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ITEM 8.01 Other Events
----------------------

On June 9, 2010 the Ministry of Tourism of the Sultanate of Oman ("MOT") approved all the terms and conditions of the draft Development Agreement ("DA") for the Company's proposed real estate development project in Oman (the "Omagine Project"). The DA is the contract between the Government of Oman and the Company's presently wholly owned Omani subsidiary, Omagine LLC. The DA will govern the design, development, construction, management and ownership of the Omagine Project. As previously disclosed, the Company and Omagine LLC had been awaiting the approval by the MOT of the final schedule to the DA ("Schedule 24") and Schedule 24 and the rest of the DA and all schedules thereto have now been approved by the MOT and all negotiations with respect to the DA are now concluded.

Printed and bound copies of the DA were delivered today by Omagine LLC to the MOT. The MOT will now officially transmit the DA to the Ministry of Finance ("MOF") and to the Ministry of Legal Affairs ("MOLA") for their official approval. Since representatives of both MOF and MOLA have been involved in every step of the negotiation process to date, the official approvals from MOF and MOLA are viewed by management as simply procedural in nature and such approvals are expected to be forthcoming.

A copy of the final DA was also delivered today by Omagine LLC to the lawyers for Omagine LLC's proposed new shareholders (the "New Investors") for their review, which review is anticipated to be completed shortly. Subsequent to this review and to the official approvals of MOF and MOLA, Omagine LLC and the New Investors will execute a shareholders' agreement, the New Investors will be formally registered as shareholders of Omagine LLC with the Ministry of Commerce & Industry pursuant to Omani law, and the DA will be signed by Omagine LLC and the Government of Oman. After the New Investors become shareholders of Omagine LLC, the Company's ownership of Omagine LLC will be 50.5%.

A more complete description of the Company's activities and its proposed Omagine Project is included in the Company's report on Form 10-K for the fiscal year ended December 31, 2009 filed with the Securities & Exchange Commission ("SEC") and the Company's registration Statement on Form S-1 filed with the SEC on May 25, 2010.
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No date has been set for the signing of the DA but the Company presently anticipates that the DA will be signed by Omagine LLC and the Government of Oman in late July 2010 after the summer break or in August 2010.



                           SIGNATURES
                           ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 9, 2010

                                 Omagine, Inc.
                              ---------------------------------
                                (Registrant)

                              BY: /s/ Frank J. Drohan
                                  -----------------------
                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer